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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                   1-8597                94-2657368
(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
      of incorporation)         File Number)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On January 11, 1999, The Cooper Companies, Inc. (the "Company") issued a press release announcing it has signed a definitive agreement to sell the MeadowWood Hospital property of its Hospital Group of America business unit to Focus Healthcare, LLC. On January 20, 1999, the Company issued a press release announcing the completion of this sale.

These two press releases are filed as exhibits hereto and are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
  No.     Description
-------   -----------
99.1      Press Release dated January 11, 1999 of The Cooper Companies, Inc.

99.2      Press Release dated January 20, 1999 of The Cooper Companies, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE COOPER COMPANIES, INC.

                                   By   /s/ Stephen C. Whiteford
                                      ------------------------------------------
                                       Stephen C. Whiteford
                                       Vice President and
                                       Corporate Controller
                                       (Principal Accounting Officer)

Dated:  January 20, 1999



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                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.     Description                                              Numbered Page
-------   -----------                                              -------------
99.1      Press Release dated January 11, 1999 of The Cooper
          Companies, Inc.

99.2      Press Release dated January 20, 1999 of The Cooper
          Companies, Inc.




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